                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                           PARK NATIONAL CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

                            PARK NATIONAL CORPORATION
                              50 North Third Street
                               Newark, Ohio 43055
                                 (740) 349-8451


                            -------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 19, 1999

                            -------------------------



To the Shareholders of
Park National Corporation:                                        March 10, 1999

         NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders (the "Annual Meeting") of Park National Corporation (the "Company") will be held at the offices of The Park National Bank, 50 North Third Street, Newark, Ohio, on April 19, 1999, at 2:00 p.m., local time, for the following purposes:

         1. To elect five directors to serve for terms of three years each.

         2. To transact such other business as may properly come before the Annual Meeting and any adjournment(s) thereof.

         Only shareholders of record at the close of business on February 26, 1999, will be entitled to receive notice of and to vote at the Annual Meeting and any adjournment(s) thereof.

         YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. THE VOTE OF EACH SHAREHOLDER IS IMPORTANT, WHATEVER THE NUMBER OF COMMON SHARES HELD. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID, RETURN-ADDRESSED ENVELOPE. SHOULD YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON. ATTENDANCE AT THE ANNUAL MEETING WILL NOT, IN AND OF ITSELF, CONSTITUTE REVOCATION OF A PROXY.

         THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES LISTED IN ITEM NO. 1 OF THE PROXY CARD AS DIRECTORS OF THE COMPANY.

                                           By Order of the Board of Directors,

                                           /s/ David C. Bowers

                                           David C. Bowers, Secretary

                            PARK NATIONAL CORPORATION
                              50 NORTH THIRD STREET
                               NEWARK, OHIO 43055
                                 (740) 349-8451


                                 PROXY STATEMENT

         This Proxy Statement and the accompanying proxy are being mailed to shareholders of Park National Corporation, an Ohio corporation (the "Company"), on or about March 10, 1999, in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") called to be held on Monday, April 19, 1999, or at any adjournment(s) thereof. The Annual Meeting will be held at 2:00 p.m., local time, at the offices of The Park National Bank, 50 North Third Street, Newark, Ohio.

         A proxy for use at the Annual Meeting accompanies this Proxy Statement and is solicited by the Board of Directors of the Company. A shareholder of the Company may use his proxy if he is unable to attend the Annual Meeting in person or wishes to have his common shares of the Company voted by proxy even if he does attend the Annual Meeting. Without affecting any vote previously taken, any shareholder executing a proxy may revoke it at any time before it is voted by filing with the Secretary of the Company, at the address of the Company set forth on the cover page of this Proxy Statement, written notice of such revocation; by executing a later-dated proxy which is received by the Company prior to the Annual Meeting; or by attending the Annual Meeting and giving notice of such revocation in person. ATTENDANCE AT THE ANNUAL MEETING WILL NOT, IN AND OF ITSELF, CONSTITUTE REVOCATION OF A PROXY.

         Only shareholders of the Company of record at the close of business on February 26, 1999 (the "Record Date"), are entitled to receive notice of and to vote at the Annual Meeting and any adjournment(s) thereof. At the close of business on the Record Date, 9,299,751 common shares were outstanding and entitled to vote. Each common share entitles the holder thereof to one vote on each matter to be submitted to the shareholders at the Annual Meeting. A quorum for the Annual Meeting is a majority of the outstanding common shares.

         Common shares of the Company represented by signed proxy cards that are returned to the Company will be counted toward the quorum in all matters even though they are marked as "withhold authority" regarding the election of directors or they are not marked at all. Broker-dealers, who hold their customer's common shares in street name, may, under the applicable rules of the exchange or other self-regulatory organizations of which the broker-dealers are members, sign and submit proxy cards for such common shares and may vote such common shares on routine matters, which, under such rules, typically include the election of directors, but broker-dealers may not vote such common shares on other matters, which typically include approval of significant corporate transactions such as mergers and acquisitions, amendments to the articles of incorporation or the code of regulations of a corporation and the approval of stock compensation plans, without specific instructions from the customer who owns such common shares. Proxy cards signed and submitted by broker-dealers which have not been voted on certain matters as described in the preceding sentence are referred to as "broker non-votes".

         If written notice is given by any shareholder to the President or the Secretary of the Company before 2:00 p.m. on April 17, 1999, that the shareholder desires that the voting for the election of directors be cumulative, and if an announcement of the giving of such notice is made upon the convening of the Annual Meeting by the Chairman or Secretary or by or on behalf of the shareholder giving such notice, each shareholder will have the right to cumulate such voting power as he possesses in voting for directors. If cumulative voting is invoked, each shareholder will have votes equal to the number of directors to be elected, multiplied by the number of common shares owned by him, and will be entitled to distribute his votes among the candidates as he sees fit.

         The Company will bear the costs of preparing, printing and mailing this Proxy Statement, the accompanying proxy and any other related materials and all other costs incurred in connection with the solicitation of proxies on behalf of the Board of Directors. Proxies will be solicited by mail and may be further solicited, for no additional compensation, by officers, directors or employees of the Company and its subsidiaries by further mailing, by telephone or by personal contact. The Company will also pay the standard charges and expenses of brokerage houses, voting trustees, banks, associations and other custodians, nominees and fiduciaries, who are record holders of common shares not beneficially owned by them, for forwarding such materials to and obtaining proxies from the beneficial owners of common shares entitled to vote at the Annual Meeting.

         The Annual Report to the Shareholders of the Company for the fiscal year ended December 31, 1998 (the "1998 fiscal year") is enclosed herewith.


                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table furnishes certain information, as of the Record Date (unless otherwise indicated), as to the common shares beneficially owned by each of the current directors of the Company, by each of the nominees for election as a director of the Company, by each of the executive officers named in the Summary Compensation Table, and by all directors and executive officers of the Company as a group and, to the Company's knowledge, by the only persons beneficially owning more than 5% of the outstanding common shares:

                                  Amount and Nature of
                                Beneficial Ownership (1)
                                ------------------------

                                                   Common Shares
                                                    Which Can Be
                                                   Acquired Upon
                                                    Exercise of
Name of Beneficial                                    Options                   Percent
Owner or Number of         Common Shares            Exercisable                 of Class
of Persons in Group        Presently Held          Within 60 Days     Total        (2)
-------------------        --------------          --------------     -----     --------
The Park National Bank,       1,080,609(3)                 0        1,080,609     11.6%
    Trust Department
50 North Third Street
Newark, OH 43055

John L. Warner                  811,990(4)                 0          811,990      8.7%
868 Shoreham Road
Newark, OH 43055

                                                   Common Shares
                                                    Which Can Be
                                                   Acquired Upon
                                                    Exercise of
Name of Beneficial                                    Options                   Percent
Owner or Number            Common Shares            Exercisable                 of Class
of Persons in Group        Presently Held          Within 60 Days     Total        (2)
-------------------        --------------          --------------     -----     --------
Maureen Buchwald                  1,270                1,240            2,510      (5)
James J. Cullers                  7,161(6)             1,240            8,401      (5)
C. Daniel DeLawder(7)            75,908(8)             4,706           80,614      (5)
D. C. Fanello                       850(9)                 0              850      (5)
R. William Geyer                  4,500(10)                0            4,500      (5)
Philip H. Jordan, Jr., PhD        3,192(11)                0            3,192      (5)
Tami L. Longaberger               1,416                    0            1,416      (5)
Howard E. LeFevre                45,554(12)(13)            0           45,554      (5)
Phillip T. Leitnaker              2,214(14)                0            2,214      (5)
William T. McConnell(7)         185,190(12)(15)            0          185,190      2.0%
James A. McElroy                 32,494(16)            1,240           33,734      (5)
John J. O'Neill                 135,090(12)                0          135,090      1.5%
William A. Phillips              10,221(17)                0           10,221      (5)
J. Gilbert Reese                411,570(12)(18)            0          411,570      4.4%
Rick R. Taylor                    1,203                    0            1,203      (5)
David C. Bowers(7)               26,763(19)            4,000           30,763      (5)
All current executive
   officers and directors
   as a group (17 persons)    1,756,586(20)           12,426        1,769,012     19.0%

------------------------

         (1) Unless otherwise noted, the beneficial owner has sole voting and investment power with respect to all of the common shares reflected in the table. All fractional common shares have been rounded to the nearest whole common share.

         (2) The percent of class is based on 9,299,751 common shares outstanding and entitled to vote on the Record Date and the number of common shares, if any, as to which the named person has the right to acquire beneficial ownership upon the exercise of options exercisable within 60 days of the Record Date.

         (3) Based on information contained in filings with the Securities and Exchange Commission (the latest of which is dated February 4, 1999), as of December 31, 1998, the Trust Department of The Park National Bank, a wholly-owned subsidiary of the Company ("PNB"), as the fiduciary of various agency, trust and estate accounts, beneficially owned 1,080,609 common shares. PNB had sole voting and investment power with respect to 1,071,609 of these common shares and shared voting and investment power with respect to 9,000 of these common shares. The officers and directors of PNB and the Company disclaim beneficial ownership of the common shares beneficially owned by the Trust Department of PNB. The number shown does not include common shares held by PNB's Trust Department in various trust accounts, as to which PNB's Trust Department has no voting or investment power.

         (4) The number shown includes 341,320 common shares held by Mr. Warner in a family trust for which Mr. Warner serves as trustee and exercises sole voting and investment power; 9,000 common shares held in a family trust for which he serves as co-trustee with PNB's Trust Department and exercises shared voting and investment power; and 5,439 common shares held by the wife of Mr. Warner as to which she exercises sole voting and investment power.

         (5) Represents ownership of less than 1% of the outstanding common shares.

         (6) The number shown includes 550 common shares held by Mr. Cullers' wife; 589 common shares held in a trust with respect to which Mr. Cullers has sole voting and investment power; 4,196 common shares held in a Keough plan maintained by Mr. Cullers' law firm with respect to which Mr. Cullers has voting and investment power; 149 common shares held by Mr. Cullers as custodian for his grandchildren; and 60 common shares held by Mr. Cullers' wife as custodian for their grandchildren. The number shown does not include 19,058 common shares held by Mr. Cullers as trustee of a trust as to which the grantor has retained sole voting and investment power.

         (7) Executive officer of the Company named in the Summary Compensation Table.

         (8) The number shown includes 33,300 common shares held by the wife of Mr. DeLawder as to which she exercises sole voting and investment power; 784 common shares held by Mr. DeLawder's daughter and 783 common shares held by Mr. DeLawder's son as to which Mr. DeLawder exercises shared voting and investment power; and 5,866 common shares held for the account of Mr. DeLawder in the Park National Corporation Employees Voluntary Salary Deferral Plan and Trust (the "Park 401(k) Plan").

         (9) The number shown includes 850 common shares held in a trust in which Mr. Fanello has sole voting and investment power; but does not include 400 common shares held in a grantor trust established for the benefit of the wife of Mr. Fanello, with respect to which common shares Mr. Fanello has no voting or investment power.

         (10) The number shown includes 584 common shares held by the wife of Mr. Geyer as to which she exercises sole voting and investment power; and 2,700 common shares held in Mr. Geyer's account in a Keough plan.

         (11) The number shown includes 3,192 common shares held in a trust with respect to which Mr. Jordan has sole voting and investment power.

         (12) The number shown does not include 25,520 common shares owned by the Newark Campus Development Fund, an Ohio not for profit corporation, of which the following directors of the Company serve as officers and/or trustees:
Messrs. LeFevre, McConnell, O'Neill and Reese. None of these individuals has the power to vote these common shares without the consent of a majority of the Board of Trustees and, therefore, each disclaims beneficial ownership of such common shares.

         (13) The number shown includes 45,554 common shares held in an inter vivos trust created by Mr. LeFevre for which PNB's Trust Department serves as trustee and Mr. LeFevre exercises sole voting and investment power.

         (14) The number shown includes 912 common shares held jointly by Mr. Leitnaker and his wife as to which they share voting and investment power; and 500 common shares held by the wife of Mr. Leitnaker as to which she exercises sole voting or investment power.

         (15) The number shown includes 67,600 common shares held by the wife of Mr. McConnell as to which she exercises sole voting and investment power; 15,400 common shares held in an inter vivos irrevocable trust established by Mr. McConnell with respect to which PNB's Trust Department serves as trustee; and 3,304 common shares held for the account of Mr. McConnell in the Park 401(k) Plan.

         (16) The number shown includes 19,058 common shares held in a trust with respect to which Mr. McElroy exercises sole voting and investment power; 11,457 common shares owned by AMG Industries, Inc., a corporation controlled by Mr. McElroy; and 605 common shares held by Mr. McElroy's wife as to which she exercises sole voting and investment power.

         (17) The number shown includes 737 common shares held for the account of Mr. Phillips in the Park 401(k) Plan and 3,500 common shares held by Mr. Phillips' wife as to which she exercises sole voting and investment power.

         (18) The number shown includes 51,120 common shares held by the wife of Mr. Reese with respect to which she exercises sole voting and investment power.

         (19) The number shown includes 3,796 common shares held for the account of Mr. Bowers in the Park 401(k) Plan and 2,782 common shares held by Mr. Bowers' wife as to which she exercises sole voting and investment power.

         (20) See Notes (4), (6) and (8) through (19) above.


                              ELECTION OF DIRECTORS

         In accordance with Section 2.02 of the Regulations of the Company, the Board of Directors has set the number of directors at sixteen and at five the number of directors to be elected at the Annual Meeting to hold office for terms of three years each and until their respective successors are elected and qualified. It is the intention of the persons named in the accompanying proxy to vote the common shares represented by the proxies received pursuant to this solicitation for the nominees named below who have been designated by the Board of Directors, unless otherwise instructed on the proxy.

         The following table gives certain information concerning each nominee for election as a director of the Company. Unless otherwise indicated, each person has had his or her principal occupation for more than five years.

                                   Position(s) Held
                                 with the Company and              Director of the
                              its Principal Subsidiaries               Company             Nominee For
Nominee             Age       and Principal Occupation(s)         Continuously Since    Term Expiring In
-------             ---       ---------------------------         ------------------    ----------------
C. Daniel DeLawder  49     Chief Executive Officer since                 1994                  2002
                           January 1999, and President since
                           April 1994, of the Company; Chief
                           Executive Officer since January
                           1999, President since April 1993,
                           Executive Vice President from
                           March 1992 to April 1993, and a
                           Director of PNB; Chairman of
                           Advisory Board since November
                           1989, and President from 1985 to
                           March 1992, of the Fairfield
                           National Division of PNB; Director
                           of Richland Trust Company, a
                           wholly-owned subsidiary of the
                           Company ("Richland")

Philip H. Jordan,     67   Retired. From 1975 to 1995,                   1997                  2002
  Jr., PhD                 President of Kenyon College;
                           Director of The First-Knox
                           National Bank of Mount Vernon, a
                           wholly-owned subsidiary of the
                           Company ("FKNB")

Tami L. Longaberger   37   Chief Executive Officer since                 1996                  2002
                           1998, President since 1994, and
                           President, Sales and Marketing,
                           from 1991 to 1993, of The
                           Longaberger Company, Dresden, Ohio
                           (specialty goods manufacturer);
                           Director of Century National Bank,
                           a wholly-owned subsidiary of the
                           Company ("Century")

Howard E. LeFevre     91   Chairman of the Board of                      1987                  2002
                           Freight Service, Inc., Newark,
                           Ohio (leasing and warehousing);
                           Director of PNB

                                   Position(s) Held
                                 with the Company and              Director of the
                              its Principal Subsidiaries               Company             Nominee For
Nominee             Age       and Principal Occupation(s)         Continuously Since    Term Expiring In
-------             ---       ---------------------------         ------------------    ----------------
John J. O'Neill     78     President/Owner of Southgate                  1987                  2002
                           Corporation, Newark, Ohio (real
                           estate development and
                           management); Director of PNB

         The following table gives certain information concerning the current directors of the Company whose terms will continue after the Annual Meeting. Unless otherwise indicated, each person has had his or her principal occupation for more than five years.

                                     Position(s) Held
                                   with the Company and              Director of the
                                its Principal Subsidiaries               Company
Name                  Age       and Principal Occupation(s)         Continuously Since     Term Expires In
-------               ---       ---------------------------         ------------------     ---------------
James J. Cullers      68     Senior Partner, Zelkowitz,                    1997                  2000
                             Barry & Cullers, Attorneys at Law,
                             Mount Vernon, Ohio; Director of
                             FKNB

R. William Geyer      67     Partner, Kincaid, Taylor and                  1992                  2000
                             Geyer, Attorneys at Law,
                             Zanesville, Ohio; Director of
                             Century

William T. McConnell  65     Chairman of the Board since                   1986                  2000
                             April 1994, Chief Executive
                             Officer from July 1986 to January
                             1999, and President from July 1986
                             to April 1994, of the Company;
                             Chairman of the Board since April
                             1993, Chief Executive Officer from
                             April 1983 to January 1999,
                             President from March 1979 to April
                             1993, and a Director of PNB;
                             Director of Century; Director of
                             FKNB

                                     Position(s) Held
                                   with the Company and              Director of the
                                its Principal Subsidiaries               Company
Name                  Age       and Principal Occupation(s)         Continuously Since     Term Expires In
-------               ---       ---------------------------         ------------------     ---------------
James A. McElroy      66     Chairman of the Board, AMG                    1997                  2000
                             Industries, Inc. (manufacturer of
                             automobile parts), Mount Vernon,
                             Ohio; Director of FKNB

William A. Phillips   66     Chairman of the Board since                   1990                  2000
                             1986, Chief Executive Officer from
                             1986 to April 1998, and a Director
                             of Century

John L. Warner        71     Agent, W. A. Wallace Co., Newark,             1987                  2000
                             Ohio (insurance); Director of PNB

Maureen Buchwald      67     Vice President of Ariel Corporation           1997                  2001
                             (manufacturer of reciprocating
                             compressors) until her retirement
                             in 1997; Director of FKNB

D. C. Fanello         77     Vice Chairman and Founder of                  1990                  2001
                             Shiloh Corporation, Mansfield,
                             Ohio (stamping/blanking); Director
                             of Richland

Phillip T. Leitnaker  71     President and Owner of Phillip                1990                  2001
                             Leitnaker Construction, Inc.,
                             Baltimore, Ohio (construction
                             company); Owner of Leitnaker
                             Farms, Baltimore, Ohio (farming);
                             President and majority owner of D
                             & B Paving Company, Baltimore,
                             Ohio (paving company); Member of
                             Advisory Board of Fairfield
                             National Division of PNB

                                     Position(s) Held
                                   with the Company and              Director of the
                                its Principal Subsidiaries               Company
Name                  Age       and Principal Occupation(s)         Continuously Since     Term Expires In
-------               ---       ---------------------------         ------------------     ---------------
J. Gilbert Reese      73     Senior Partner, Reese, Pyle,                  1987                  2001
                             Drake & Meyer, P.L.L., Attorneys
                             at Law, Newark, Ohio; Chairman of
                             the Board of First Federal Savings
                             & Loan Association of Newark,
                             Newark, Ohio; Director of PNB

Rick R. Taylor        51     President of Jay Plastics Corp.,              1995                  2001
                             Mansfield, Ohio (plastic parts
                             manufacturer); Director of
                             Richland

NOMINATION PROCEDURE

         The Regulations of the Company provide that shareholder nominations for election to the Board of Directors must be made in writing and must be delivered or mailed to the President not less than 14 days nor more than 50 days prior to any meeting of shareholders called for the election of directors; provided, however, that if less than 21 days' notice of the meeting is given to the shareholders, such nomination must be mailed or delivered to the President not later than the close of business on the seventh day following the day on which the notice of the meeting was mailed. Such notification must contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of common shares that will be voted for each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of common shares beneficially owned by the notifying shareholder. Nominations which the chairman of the meeting determines are not made in accordance with the Regulations of the Company will be disregarded.

RECOMMENDATION AND VOTE

         Under Ohio law and the Regulations of the Company, the five nominees for election as directors in the class whose terms expire in 2002 receiving the greatest number of votes will be elected.

         Common shares of the Company represented by the accompanying proxy card will be voted FOR the election of the nominees named above unless authority to vote for one or more nominees is withheld. Shareholders of the Company may withhold authority to vote for the entire slate as nominated or, by writing the name of one or more nominees in the space provided in the proxy card, withhold the authority to vote for such nominee or nominees. Common shares as to which the authority to vote is withheld and broker non-votes will be counted for quorum purposes but will not be counted toward the election of directors, or toward the election of the individual nominees specified on the form of proxy.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES LISTED ABOVE.

CERTAIN MATTERS PERTAINING TO THE BOARD OF DIRECTORS

         Committees and Meetings of the Board of Directors

         The Board of Directors of the Company held a total of four meetings during the Company's 1998 fiscal year. Each incumbent director attended 75% or more of the aggregate of the total number of meetings held by the Board of Directors during the period he or she served as a director and the total number of meetings held by all committees of the Board of Directors on which he or she served during the period he or she served.

         The Board of Directors of the Company has an Audit Committee composed of Howard E. LeFevre, R. William Geyer and John L. Warner. The function of the Audit Committee is to review the adequacy of the Company's system of internal controls, to investigate the scope and adequacy of the work of the Company's independent auditors, and to recommend to the Board of Directors a firm of accountants to serve as the Company's independent auditors. The Audit Committee met four times during the Company's 1998 fiscal year.

         The Board of Directors of the Company has an Executive Committee composed of C. Daniel DeLawder, Howard E. LeFevre, William T. McConnell, John J. O'Neill and J. Gilbert Reese. The Executive Committee performs the functions of a compensation committee. The Executive Committee reviews and recommends for approval by the Board of Directors compensation and benefit plans for officers of the Company, supervises the operation of the Company's compensation plans and selects those eligible employees who may participate in each plan (where selection is required). The Executive Committee also reviews large loans proposed to be made by PNB, Richland, Century and FKNB. The Executive Committee met eight times during the Company's 1998 fiscal year.

         The Board of Directors does not have a standing nominating committee or committee performing similar functions.

COMPENSATION OF DIRECTORS

         Each director of the Company who is not an employee of the Company or one of its subsidiaries receives as fees an annual retainer (which was paid in the form of 100 common shares for the 1998 fiscal year), $750 for each meeting of the Company's Board of Directors attended and $200 for each meeting of a committee of the Board of Directors attended. If the date of a meeting of the Company's Board of Directors is changed from that provided for by resolution of the Board of Directors and a non-employee director is unable to attend such rescheduled meeting, he or she receives $750 as though he or she had attended the meeting. Messrs. DeLawder, McConnell and Phillips receive no compensation for serving as members of the Company's Board of Directors since they are employees of the Company and/or one of the subsidiaries of the Company.

         The Company and its subsidiaries maintain a life insurance policy with a death benefit of $100,000 on behalf of each director of the Company who is not an executive officer of the Company. The director has the right to designate the beneficiary to whom his or her share of the proceeds under the policy is to be paid. A director becomes fully vested with respect to his or her policy after three years of service. The Company and its subsidiaries maintain on behalf of each director who is an executive officer of the Company, in his capacity as an executive officer, a life insurance policy which will have a death benefit payable thereunder in an amount equal to approximately two times the named executive officer's highest annual total compensation during his employment with the Company and its subsidiaries. The executive officer has the right to designate the beneficiary to whom his share of the proceeds under the policy is to be paid. An executive officer's policy remains in effect following his retirement as long as certain conditions are satisfied.


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Executive Committee of the Company's Board of Directors performs the functions of a compensation committee. William T. McConnell, who serves as Chairman of the Board of the Company and of PNB and also served as Chief Executive Officer during the 1998 fiscal year, serves as a member of the Executive Committee. Mr. McConnell sits on the Board of Directors of Freight Service, Inc. but not on its compensation committee. Howard E. LeFevre, Chairman of the Board and a director of Freight Service, Inc., serves as a member of the Executive Committee of the Company's Board of Directors. J. Gilbert Reese, who is senior partner in the law firm of Reese, Pyle, Drake & Meyer, P.L.L. which rendered legal services to certain of the Company's subsidiaries during the Company's 1998 fiscal year and continues to render legal services to certain of the Company's subsidiaries during the Company's 1999 fiscal year, is also a member of the Executive Committee. C. Daniel DeLawder, who is Chief Executive Officer and President of the Company and of PNB, also serves as a member of the Executive Committee.


           REPORT OF THE EXECUTIVE COMMITTEE OF THE BOARD OF DIRECTORS
                            ON EXECUTIVE COMPENSATION

         Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, this Report and the performance graph set forth on page 20 shall not be incorporated by reference into any such filings.

OVERALL PHILOSOPHY AND ADMINISTRATION

         The executive officers of the Company receive no compensation from the Company. Instead, they are paid by PNB for services rendered in their capacities as executive officers of the Company and PNB. The Board of Directors of the Company has a five-member Executive Committee, composed of three outside directors and Messrs. McConnell and DeLawder. One function of the Executive Committee is to review and recommend officer compensation levels and Company benefit plans and to forecast future personnel needs of the Company. During 1998, no decisions of the Executive Committee were modified or rejected in any material way by the Boards of Directors of PNB or of the Company. Messrs. McConnell and DeLawder do not vote on any matters with respect to their own compensation.

         The Company's compensation philosophy reflects a commitment to pay for performance. The compensation program for all officers, including executive officers, consists of three primary elements -- a base salary component, an incentive bonus component and a stock option component. The combination of base salary and incentive bonus is designed to relate total cash compensation levels to overall performance by the Company and its subsidiaries and individual performance of the executive officers. The Company's cash compensation philosophy reflects a significant part of total executive cash compensation to be "at risk" in the form of an incentive bonus based on the performance of the Company and its subsidiaries, ranging from 44.24% to 57.64% for 1998, 55.82% to 69.38% for 1997 and 63.77% to 74.68% for 1996, for the four executive officers of the Company named in the Summary Compensation Table.

         Since the late 1980s, the percentage of total executive cash compensation "at risk" in the form of incentive bonuses has been higher for the officers of PNB than for the officers of the Company's other subsidiaries. Salaries of PNB officers, including those of Messrs. McConnell, DeLawder and Bowers, have remained without substantial adjustment for a number of years, except for limited increases reflecting cost of living raises and special increases or adjustments reflecting increased responsibilities and promotions, with primary reliance being placed on the Incentive Bonus Plan for compensation adjustments. Over the years, there has been an attempt to increase the incentive-based portion of the cash compensation paid to the officers of the other subsidiaries of the Company and reduce the adjustment made to the salary component to bring those percentages more in line with those of the PNB officers. In the fall of 1997, the determination was made to equalize the treatment among all of the officers in respect of the cash compensation received in 1998 (including the incentive bonuses paid in 1998 with respect to the 1997 fiscal year) and future years. This resulted in the amount of incentive bonus paid in 1998 to each of Messrs. McConnell, DeLawder and Bowers with respect to the 1997 fiscal year being reduced in comparison to the amount paid in past years with respect to the Company's performance vis-a-vis its peer bank holding companies, and resulted in a significant increase in the amount of salary paid to each of these executive officers in 1998.

         The Company believes that it is also important to provide compensation which serves to incentivize long-term corporate financial performance. In that connection, the Board of Directors of the Company adopted, and the shareholders of the Company approved, the Park National Corporation 1995 Incentive Stock Option Plan (the "1995 Plan"). Under the 1995 Plan, officers and other key employees of the Company and its subsidiaries are selected by the Executive Committee to receive incentive stock options, each of which has an option exercise price equal to 100% of the fair market value of the Company's common shares on the date of grant. If there is no appreciation in the market value of the Company's common shares, the incentive stock options will be valueless. Thus, in contrast to base salary and incentive bonus, option grants are tied directly to the price performance of the Company's common shares. At the time of exercise of an incentive stock option (other than an exercise following death, disability or normal retirement), the option holder must enter into an agreement with the Company providing that the common shares acquired upon such exercise may not be sold or otherwise disposed of to any person other than the Company for a period of five years after the date of exercise. This provides a further shared interest by the option holders and the shareholders of the Company in the price performance of the Company's common shares.

         Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), prohibits the deduction by a publicly-held corporation, such as the Company, of compensation paid to a "covered employee" in excess of $1,000,000 per year, unless certain requirements (relating primarily to "performance-based compensation") are met. Generally, the Company's covered employees are those executive officers named in the Summary Compensation Table. None of the Company's executive officers received more than $1,000,000 of compensation from the Company and its subsidiaries in 1998, and the Executive Committee does not anticipate that any of the Company's executive officers will receive more than $1,000,000 in compensation from the Company and its subsidiaries in 1999. Accordingly, the Executive Committee does not believe that Section 162(m) will limit the deductibility of the executive compensation that the Company and its subsidiaries will pay in 1999.

BASE SALARY

         Base salaries for the 1998 fiscal year reported in this Proxy Statement were determined by the Executive Committee in December, 1997. The increase in salaries reflected the determination to equalize the treatment among all of the officers of PNB and the Company's other subsidiaries in respect of cash compensation received. The actual salary received by each executive officer was determined by the Executive Committee based upon a subjective evaluation of the individual responsibilities and contributions of the executive officer and the Company's strong 1997 financial results. While these factors have a general influence on the determination of the amount of base salary to be paid to each executive officer, no specific weighting is given to any of these factors. Mr. McConnell's salary for 1998 was determined by the Executive Committee using these criteria and represented 44.81% of his total annual cash compensation.

INCENTIVE BONUS

         The Executive Committee administers the Company's Incentive Bonus Plan which enables the officers of PNB, Richland, Century and FKNB to share in any above-average return on equity (net income divided by average equity) which the Company may generate during a fiscal year. In 1998, all officers of PNB, Richland, Century and FKNB, including Messrs. McConnell, DeLawder and Bowers, were eligible to participate in the Incentive Bonus Plan.

         Above-average return on equity is defined as the amount by which the net income to average equity ratio of the Company exceeds the median net income to average equity ratio of all U.S. bank holding companies of similar asset size ($1 billion to $3 billion). A formula determines the amount, if any, by which the Company's return on equity ratio exceeds the median return on equity ratio of these peer bank holding companies. Twenty percent (20%) of that amount on a before-tax equivalent basis is available for incentive compensation. If the Company's return on equity ratio is equal to or less than that of the peer group, no incentive compensation will be available with respect to that year. The Chairman of the Board and the President of the Company each receive a fixed percentage of the amount available for incentive compensation as determined by the Company's Board of Directors. After deducting those amounts, the remaining amount is distributed to the officers of PNB, Richland, Century and FKNB on the basis of their respective contributions to the Company's meeting its short-term and long-term financial goals during the year in question, which contributions are subjectively determined by the Chairman of the Board and the President of the Company and approved by the Executive Committee of the Company's Board of Directors. Recommendations of the Presidents of the Company's subsidiaries are considered when determining incentive bonus amounts for officers of those subsidiaries. The time period over which the determination is made of the amounts, if any, of incentive compensation to be paid is the fiscal year of the Company. The determination of the amounts of incentive bonus to be paid and the payment of such amounts are made during the first two quarters of the next fiscal year. The Company's return on equity ratio for the 1998 fiscal year exceeded the median return on equity ratio of its peer bank holding companies. As of the date of this Proxy Statement, Mr. McConnell, as Chairman of the Board and Chief Executive Officer of the Company in the 1998 fiscal year, has been paid $401,530 under the Incentive Bonus Plan with respect to the 1998 fiscal year as shown in the Summary Compensation Table, reflecting the actions taken by the Company in the fall of 1998 to equalize the treatment of the salary and incentive bonus components of cash compensation. Any additional incentive bonus paid to the named executive officers with respect to the 1998 fiscal year will be disclosed as earned in 1998 in next year's proxy statement.

STOCK OPTIONS

         In proposing the 1995 Plan to the Board of Directors for approval in 1995, Mr. McConnell voluntarily elected not to participate in the 1995 Plan. Mr. McConnell holds a substantial number of the Company's common shares and believes the 1995 Plan would be more effective in achieving its goal of long-term ownership among the officers and other key employees of the Company and its subsidiaries if the grants made under the 1995 Plan were directed toward high-performing, younger officers who have not yet acquired a significant ownership interest in the Company.

         In 1998, the Executive Committee approved the grant of incentive stock options covering an aggregate of 87,352 common shares to 188 key employees of the Company and its subsidiaries, including the grants made to Messrs. DeLawder and Bowers described in the table under "GRANTS OF OPTIONS." Upon the exercise of an option (the "Original Option") in full, the Executive Committee automatically grants a new option (the "Reload Option") covering the same number of common shares as were subject to the Original Option so exercised; provided, however that an optionee (a) may not be granted Reload Options in any one year of the term of the Original Option as established on the date of grant of such Original Option covering, with respect to all Reload Options granted in such one year, more than the number of common shares which were subject to the Original Option on the date of grant of such Original Option; and (b) will be granted a Reload Option covering only that number of common shares which will allow the Reload Option and any other outstanding options granted to the optionee under the 1995 Plan to qualify as incentive stock options under Section 422 of the Code. Each incentive stock option (whether an Original Option or a Reload Option) was granted with an exercise price equal to the fair market value of the common shares on the date of grant and was fully exercisable as of the grant date. The Executive Committee granted the Original Options based upon its subjective determination of the relative current and future contributions each prospective optionee has made or may make to the long-term welfare of the Company and its subsidiaries.

OTHER COMPENSATION

         The Company's officers as well as officers and employees of PNB, Richland, Century and FKNB are encouraged individually and collectively to maintain a significant long-term stock ownership position in the Company. This is fostered not only through the grant of incentive stock options under the 1995 Plan, but also by the Park 401(k) Plan which affords a participant the ability to receive Company matching contributions representing a greater percentage of such participant's contributions if such contributions are invested in the Company's common shares. Since Mr. McConnell already holds a substantial number of common shares of the Company, he elected not to accept the increased match when he chose to invest his funds in the Park 401(k) Plan in common shares of the Company.

         The Executive Committee adopted a Supplemental Executive Retirement Plan (the "SERP") in December 1996. The SERP currently benefits twenty-eight officers of the Company and its subsidiaries. Effective October 1, 1994, the Company changed the benefits formula under the Park National Corporation Defined Benefit Pension Plan (the "Pension Plan") to comply with the applicable limits under the Code. This change has resulted in a reduced projected pension benefit to twenty-three officers of the Company and its subsidiaries. Additionally, the IRS reduced the amount of compensation available in calculating pension benefits to $150,000 annually (which was increased to $160,000 annually in 1999). This change has resulted in a reduced projected benefit for four officers of the Company and its subsidiaries. One officer was impacted by both changes. The SERP, a non-qualified benefit plan, is designed to restore benefits lost due to these two changes. The Company purchased life insurance contracts to fund the SERP. The SERP is designed to provide a monthly retirement benefit of $4,433, $10,662 and $4,686 for Messrs. McConnell, DeLawder and Bowers, respectively. The SERP also provides a life insurance benefit for officers of the Company and its subsidiaries participating in the SERP who die before age 86. These additional benefits will only be achieved if the investment from the insurance contracts on funds invested in the contracts exceed a base level return to the Company during the life of each officer.

SUBMITTED BY THE EXECUTIVE COMMITTEE OF THE COMPANY'S BOARD OF DIRECTORS:

                     C. Daniel DeLawder, Howard E. LeFevre,
           William T. McConnell, John J. O'Neill, and J. Gilbert Reese

                       COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

         The following table shows, for the last three fiscal years, the cash compensation paid by the Company and its subsidiaries, as well as certain other compensation paid or accrued for those years, to each of the Company's executive officers whose total annual salary and bonus for the 1998 fiscal year exceeded $100,000.

                                               SUMMARY COMPENSATION TABLE
                                                                                     Long-Term
                                                                                    Compensation
                                                                                    ------------
                                                        Annual Compensation            Awards
                                                        -------------------            ------
                                                                                Securities Underlying
Name and                                                                              (Options/           All Other
Principal Position                           Year     Salary ($)   Bonus($)(1)      SARs(#)(2)       Compensation ($)
------------------                           ----     ----------   -----------      ----------       ----------------
William T. McConnell, Chairman of the        1998      $325,988      $401,530                0              $8,276(4)
Board and Chief Executive Officer of the     1997      $166,400      $373,895                0              $7,657
Company and of PNB (3)                       1996      $166,400      $486,762                0              $4,175

C. Daniel DeLawder,                          1998      $217,000      $295,316            1,000              $6,983(4)
President of the Company and of PNB(5)       1997      $110,000      $249,263            1,650              $6,366
                                             1996      $110,006      $324,541            2,056              $5,223

David C. Bowers, Secretary of the            1998      $164,000      $130,139            1,000              $7,242(4)
Company and Senior Vice President of         1997      $ 97,000      $122,554            1,625              $6,549
PNB (6)                                      1996      $ 97,006      $170,740            1,750              $5,524

--------------------

         (1) All bonuses reported were earned pursuant to the Company's Incentive Bonus Plan. The amount of the bonus reported for each executive officer for 1998 reflects the amount of bonus determined and paid with respect to the 1998 fiscal year as of the date of this Proxy Statement. Any additional bonus determined to have been earned by the named executive officers with respect to the 1998 fiscal year will be disclosed as earned in 1998 in next year's proxy statement.

         (2) These numbers represent options for common shares granted pursuant to the 1995 Plan. See table under "GRANTS OF OPTIONS" for more detailed information on such options.

         (3) Mr. McConnell stepped down from his position as Chief Executive Officer of the Company and of PNB effective January 1, 1999.

         (4) "All Other Compensation" for 1998 for Messrs. McConnell, DeLawder and Bowers includes (a) the amounts of $3,758, $778 and $1,186, respectively, representing the amount of the premium deemed to have been paid on behalf of each executive officer under a "split-dollar" life insurance policy which has a death benefit payable thereunder in an amount equal to approximately two times the named executive officer's highest annual total compensation during his employment with PNB; (b) the amounts of $1,000, $5,000 and $5,000, respectively, representing contributions to the Park 401(k) Plan on their behalf to match 1998 pre-tax elective deferral contributions (included under "Salary") made by each executive officer to the Park 401(k) Plan; and (c) the amounts of $3,518, $1,205 and $1,056, respectively, representing the amount of the premium deemed to have been paid on behalf of each executive officer under the life insurance policy which funds that officer's account under the SERP.

         (5) Mr. DeLawder was named Chief Executive Officer of the Company and of PNB effective January 1, 1999.

         (6) Mr. Bowers was named Executive Vice President of PNB effective January 1, 1999.

GRANTS OF OPTIONS

         The following table sets forth information concerning individual grants of options made during the 1998 fiscal year to each of the executive officers named in the Summary Compensation Table. The Company has never granted stock appreciation rights.

                                       OPTION GRANTS IN LAST FISCAL YEAR
                                            % of                                       Potential Realizable
                          Number of         Total                                        Value at Assumed
                          Securities       Options                                     Annual Rates of Stock
                          Underlying      Granted to       Exercise                     Price Appreciation
                           Options       Employees in       Price       Expiration      for Option Term(1)
         Name             Granted(#)     Fiscal Year      ($/Share)        Date          5%($)      10%($)
         ----             ----------     -----------      ---------        ----          -----------------
William T. McConnell            0             --                --             --            --         --

C. Daniel DeLawder          1,000(2)(3)      1.1%           $93.00        5/12/03       $25,695    $56,777

David C. Bowers             1,000(2)(3)      1.1%           $93.00        5/12/03       $25,695    $56,777

-----------------

         (1) The amounts reflected in this table represent certain assumed rates of appreciation only and have been rounded to the nearest whole dollar. Actual realized values, if any, on option exercises will be dependent on the actual appreciation of the common shares of the Company over the term of the options. There can be no assurances that the Potential Realizable Values reflected in this table will be achieved.

         (2) Each of these options was granted under the 1995 Plan as an Original Option and was fully exercisable as of the grant date (May 12, 1998).

         (3) Upon the exercise of an option (the "Original Option"), the Executive Committee which administers the 1995 Plan will automatically grant a new option (the "Reload Option") covering the same number of common shares as were the subject of the exercise; however, the named executive officer (a) may not be granted Reload Options in any one year of the term of the Original Option as established on the date of grant of such Original Option covering, with respect to all Reload Options granted in such one year, more than the number of common shares which were subject to the Original Option on the date of grant of such Original Option; and (b) will be granted a Reload Option covering only that number of common shares which will allow the Reload Option and any other outstanding options granted to the executive officer under the 1995 Plan to qualify as incentive stock options under Section 422 of the Code. If an option is exercised on or after the named executive officer's termination of employment, no Reload Options will be granted in connection with such exercise. In the event of termination of employment of a named executive officer by reason of normal retirement, his options may thereafter be exercised in full for a period of three months, subject to the stated term of the options. In the event of termination of employment of a named executive officer by reason of death or long-term disability, his options may thereafter be exercised in full for a period of one year, subject to the stated term of the options. If a named executive officer's employment is terminated for any other reason, his options are forfeited.

OPTION EXERCISES AND HOLDINGS

         The following table sets forth information with respect to unexercised options held as of the end of the 1998 fiscal year by each of the executive officers named in the Summary Compensation Table. None of such executive officers exercised options during the 1998 fiscal year.

                               FISCAL YEAR-END OPTION VALUES
                            Number of Securities                 Value of Unexercised
                           Underlying Unexercised                    In-the-Money
                            Options at FY-End (#)               Options at FY-End($)(1)
                            ---------------------               -----------------------
Name                     Exercisable    Unexercisable        Exercisable    Unexercisable
----                     -----------    -------------        -----------    -------------
William T. McConnell            0             0                      --           --

C. Daniel DeLawder          4,706             0                $193,758           --

David C. Bowers             4,000             0                $160,306           --

----------------------

         (1) "Value of Unexercised In-the-Money Options at FY-End" is based upon the fair market value of the Company's common shares on December 31, 1998 ($103.00) less the exercise price of in-the-money options at the end of the 1998 fiscal year; and has been rounded to the nearest whole dollar.

PENSION PLAN; SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

         The following table shows the estimated pension benefits payable to a covered participant assuming retirement at a "normal retirement age" of 65 on October 1, 1998 under the Park Pension Plan based on compensation that is covered under the Park Pension Plan, years of service with the Company and its subsidiaries and payment in the form of a 10-year certain and life annuity:

                               PENSION PLAN TABLE
                 Estimated Annual Pension Benefits (rounded to nearest $100)(1)
                 --------------------------------------------------------------
                          Based on Years of Credited Service Indicated
                          --------------------------------------------

  Annualized                      Years of Credited Service
Average Monthly  -------------------------------------------------------------
 Compensation        10        15        20        25        30    35 or more
---------------  -------------------------------------------------------------
  $100,000        $11,600   $17,400   $23,200   $29,000   $34,300   $40,000
   125,000         14,600    22,000    29,300    36,600    43,900    51,300
   150,000         17,900    26,800    35,700    44,700    53,600    62,500
   160,000         19,100    28,700    38,300    47,900    57,400    67,000
   and more

---------------------

         (1) Applicable provisions of the Code currently limit the amount of annual compensation used to determine plan benefits under a defined benefit pension plan, such as the Park Pension Plan, and the amount of plan benefits payable annually under such a plan. The Park Pension Plan is operated in compliance with such provisions.

         The Park Pension Plan covers employees of the Company, PNB, Richland, Century and FKNB who have attained age 21 and completed one year of credited service. The Park Pension Plan is funded and noncontributory.

         A participant's "average monthly compensation" for purposes of the Park Pension Plan is based upon an amount equal to the total compensation paid by the Company or one of its subsidiaries, including elective deferral contributions, for the five consecutive years of credited service which produce the highest annual compensation within the last ten years preceding retirement, divided by sixty. The projected "annualized average monthly compensation" as of the October 1, 1998 anniversary of the Park Pension Plan was $160,000 for each of Messrs. McConnell, DeLawder and Bowers. Messrs. McConnell, DeLawder and Bowers had approximately 38, 27 and 12 years of credited service, respectively, under the Park Pension Plan as of October 1, 1998.

         Benefits under the Park Pension Plan become fully vested upon five years of credited service. The Park Pension Plan provides for the payment of monthly benefits at "normal retirement date" (the later of age 65 or the fifth anniversary of the time participation in the Park Pension Plan commenced, but no later than age 70 1/2) based upon 29% of an employee's average monthly compensation up to "covered compensation" (as determined annually from a table prepared by the Internal Revenue Service) plus 45% of an employee's average monthly compensation in excess of covered compensation, with such benefits being reduced by 1/420th for each month of credited service less than 420 months at normal retirement date. The Park Pension Plan also provides for the payment of minimum monthly benefits at normal retirement date based upon 29% of an employee's average monthly compensation, with such minimum benefits being reduced 1/300th for each month of credited service less than 300 months at normal retirement date. Benefits payable under the Park Pension Plan are not subject to any deduction for Social Security benefits. Benefits payable under the Park Pension Plan are adjusted for retirement before normal retirement date. The normal form of payment of retirement benefits under the Park Pension Plan will be a life annuity with 120 monthly payments guaranteed. Various other payment options are available under the Park Pension Plan.

         The Executive Committee adopted the SERP in December 1996. The SERP currently benefits twenty-eight officers of the Company and its subsidiaries. Effective October 1, 1994, the Company changed the benefits formula under the Pension Plan to comply with the applicable limits under the Code. This change resulted in a reduced projected pension benefit to twenty-three officers of the Company and its subsidiaries. Additionally, the IRS reduced the amount of compensation available in calculating pension benefits to $150,000 annually (which was increased to $160,000 annually in 1998). This change resulted in a reduced projected benefit for four officers of the Company and its subsidiaries. One officer was impacted by both changes. The SERP, a non-qualified benefit plan, is designed to restore benefits lost due to these two changes. The Company purchased life insurance contracts to fund the SERP. The SERP is designed to provide a monthly retirement benefit of $4,433, $10,662 and $4,686 for Messrs. McConnell, DeLawder and Bowers, respectively. The SERP also provides a life insurance benefit for officers of the Company and its subsidiaries participating in the SERP who die before age 86. These additional benefits will only be achieved if the investment from the insurance contracts on funds invested in the contracts exceed a base level return to the Company during the life of each officer.

                        TRANSACTIONS INVOLVING MANAGEMENT

         During the Company's 1998 fiscal year, the Company and its subsidiaries purchased insurance through W. A. Wallace Co. John L. Warner, a director of the Company, serves as an agent with W. A. Wallace Co. The aggregate premiums paid to W. A. Wallace Co. by the Company and its subsidiaries during the Company's 1998 fiscal year were $205,245.

         J. Gilbert Reese, a director of the Company, is senior partner in the law firm of Reese, Pyle, Drake & Meyer, P.L.L. which rendered legal services to certain of the Company's subsidiaries during the Company's 1998 fiscal year and continues to render legal services to certain of the Company's subsidiaries during the Company's 1999 fiscal year.

         R. William Geyer, a director of the Company, is a partner in the law firm of Kincaid, Taylor and Geyer which rendered legal services to certain of the Company's subsidiaries during the Company's 1998 fiscal year and continues to render legal services to certain of the Company's subsidiaries during the Company's 1999 fiscal year.

         James J. Cullers, a director of the Company, is senior partner in the law firm of Zelkowitz, Barry & Cullers which rendered legal services to certain of the Company's subsidiaries during the Company's 1998 fiscal year and continues to render legal services to certain of the Company's subsidiaries during the Company's 1999 fiscal year.

         Certain directors and executive officers of the Company, members of their immediate families and corporations or organizations with which they are affiliated had banking transactions with PNB, Richland, Century and FKNB, in the ordinary course of their respective businesses, during the Company's 1998 fiscal year. It is expected that similar banking transactions will be entered into in the future. Loans to such persons have been made on substantially the same terms, including the interest rate charged and collateral required, as those prevailing at the time for comparable transactions with persons not affiliated with the Company or its subsidiaries. These loans have been subject to and are presently subject to no more than a normal risk of uncollectibility and present no other unfavorable features. The aggregate amount of loans to the seventeen directors and executive officers of the Company and their associates as a group at December 31, 1998 was approximately $23,488,000. In addition, loans to the directors and executive officers of the Company's banking subsidiaries, who are not also directors or executive officers of the Company, totaled approximately $21,591,000 at December 31, 1998. As of the date hereof, all of these loans were performing loans.


                                PERFORMANCE GRAPH

         Set forth below is a line graph comparing the monthly percentage change in the cumulative total shareholder return on the Company's common shares with an index for Nasdaq Stock Market (U.S. Companies) comprised of all domestic common shares traded on The Nasdaq National Market and the Nasdaq Small-Cap Market and an index for Nasdaq Bank Stocks comprised of all depository institutions (SIC Code # 602) and holding and other investment companies (SIC Code # 671) that are traded on The Nasdaq National Market and the Nasdaq Small-Cap Market ("Nasdaq Bank Stocks"), for the five-year period from December 31, 1993 to December 31, 1998. The "Nasdaq Bank Stocks" index is comprised of stocks of banks and other depository institutions and their holding companies, a number of which the Company considers to be within its peer group. The "AMEX Financial Stocks" index includes the stocks of banks, thrifts, finance companies and securities broker-dealers. The Company believes that the Nasdaq

Bank Stocks index is, therefore, the most appropriate index available to compare to the cumulative total returns of the Company's common shares. In light of this preference for the Nasdaq Bank Stocks index, the Company believes that it is more appropriate to use the Nasdaq Stock Market (U.S. Companies) index than the American Stock Exchange index as the broad equity market index for comparative purposes.

                                  COMPARISON OF FIVE YEAR-CUMULATIVE TOTAL RETURNS
                                                   As of 12/31/98
                                           MAX-DATE      12/31/93  12/30/94  12/29/95  12/31/96  12/31/97  12/31/98
Park National Corporation              305.3 - 09/30/98    100.0    113.3     130.8     149.3     254.7     304.3
Nasdaq Stoc Market (U.S. Companies)    293.2 - 12/31/98    100.0     97.8     138.3     170.0     208.6     293.2
Nasdaq Bank Stocks                     351.2 - 04/30/98    100.0     99.6     148.4     195.9     328.0     324.9

NOTES:

         A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
         B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
         C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding day is used.
         D. The index level for all series was set to $100.0 on 12/31/93.

                  SHAREHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

         Proposals by shareholders intended to be presented at the 2000 Annual Meeting of Shareholders must be received by the Secretary of the Company no later than November 11, 1999, to be included in the Company's proxy, notice of meeting and proxy statement relating to such meeting and should be mailed to Park National Corporation, 50 North Third Street, Newark, Ohio 43055, Attention:
Secretary. If a shareholder intends to present a proposal at the 2000 Annual Meeting of Shareholders, but has not sought the inclusion of such proposal in the Company's proxy, notice of meeting and proxy statement, such proposal must be received by the Secretary of the Company prior to January 25, 2000 or the Company's management proxies for the 2000 Annual Meeting will be entitled to use their discretionary voting authority should such proposal then be raised, without any discussion of the matter in the Company's proxy, notice of meeting or proxy statement.


               NOTIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors of the Company has selected Ernst & Young L.L.P. to serve as independent auditors for the Company for the 1999 fiscal year. That firm has served as the Company's independent auditors since July 1994. Representatives of Ernst & Young L.L.P. are expected to be present at the Annual Meeting, will be given the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.


                                  OTHER MATTERS

         As of the date of this Proxy Statement, the Board of Directors knows of no business to be presented for action by the shareholders at the 1999 Annual Meeting of Shareholders other than as set forth in this Proxy Statement. However, if any other matter is properly presented at the Annual Meeting, or at any adjournment(s) thereof, it is intended that the persons named in the enclosed proxy may vote the common shares represented by such proxy on such matters in accordance with their best judgment in light of the conditions then prevailing.

         It is important that proxies be voted and returned promptly; therefore, shareholders who do not expect to attend the Annual Meeting in person are urged to fill in, sign and return the enclosed proxy in the self-addressed envelope furnished herewith.


                                        By Order of the Board of Directors,

                                        /s/ David C. Bowers

                                        David C. Bowers, Secretary

March 10, 1999

                                 REVOCABLE PROXY
                            PARK NATIONAL CORPORATION

   [X] PLEASE MARK VOTES
       AS IN THIS EXAMPLE

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 19, 1999
                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS

     The undersigned holder(s) of Common Shares of Park National Corporation, an Ohio corporation (the "Company"), hereby constitutes and appoints D. C. Fanello, Phillip T. Leitnaker and J. Gilbert Reese, or any of them, the Proxy or Proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held on April 19, 1999, at the offices of The Park National Bank, 50 North Third Street, Newark, Ohio, at 2:00 p.m., local time, and any adjournment(s) thereof, and to vote all of the Common Shares of the Company which the undersigned is entitled to vote at such Annual Meeting or at any adjournment(s) thereof:

Please be sure to sign and date this Proxy in the boxes below and to the right:

                                                               -------------
                                                               DATE

                                                               -------------

1. TO ELECT AS DIRECTORS OF THE COMPANY ALL OF THE NOMINEES LISTED BELOW TO SERVE TERMS OF THREE YEARS EACH (EXCEPT AS MARKED TO THE CONTRARY BELOW).*

                                    WITH-    FOR ALL
                           FOR      HOLD     EXCEPT
                           [ ]       [ ]       [ ]

C. DANIEL DELAWDER       PHILIP H. JORDAN, JR., PHD     TAMI L. LONGABERGER
HOWARD E. LEFEVRE        JOHN J. O'NEILL

*INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.


-------------------------------------------------------------------------------

2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS (NONE KNOWN AT THE TIME OF SOLICITATION OF THIS PROXY) AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) THEREOF.

--------------------------------------------------------------------------------

SHAREHOLDER SIGN TO RIGHT               CO-HOLDER (IF ANY) SIGN TO RIGHT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Detach above card, sign, date and mail in postage-paid envelope provided.

                            PARK NATIONAL CORPORATION

--------------------------------------------------------------------------------
     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES LISTED IN ITEM NO. 1 AS DIRECTORS OF THE COMPANY.

     WHERE A CHOICE IS INDICATED, THE COMMON SHARES REPRESENTED BY THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED OR NOT VOTED AS SPECIFIED. IF NO CHOICE IS INDICATED, THE COMMON SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED IN ITEM NO. 1 AS DIRECTORS OF THE COMPANY. IF ANY OTHER MATTERS ARE PROPERLY BROUGHT BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) THEREOF OR IF A NOMINEE FOR ELECTION AS A DIRECTOR NAMED IN THE PROXY STATEMENT IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, THE COMMON SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED IN THE DISCRETION OF THE PROXIES ON SUCH MATTERS OR FOR SUCH SUBSTITUTE NOMINEE(S) AS THE DIRECTORS MAY RECOMMEND.

     All proxies previously given or executed by the above signed are hereby revoked. The above signed acknowledges receipt of the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement for the April 19, 1999 meeting and the Annual Report to Shareholders for the fiscal year ended December 31, 1998.

     Please sign exactly as your name appears hereon. When Common Shares are registered in two names, both shareholders should sign. When signing as Executor, Administrator, Trustee, Guardian, Attorney or Agent, please give full title as such. If shareholder is a corporation, please sign in full corporate name by President or other authorized officer. If shareholder is a partnership or other entity, please sign that entity's name by authorized person. (Please note any change of address on this proxy card.)

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                           PARK NATIONAL CORPORATION.
         PLEASE ACT PROMPTLY -- SIGN, DATE & MAIL YOUR PROXY CARD TODAY
--------------------------------------------------------------------------------